SCHEDULE 14(A) INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

[ X ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[   ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            AW Computer Systems, Inc.
               Name of the Registrant as Specified in its Charter

                                       N/A
     Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filling Fee (Check the appropriate box):

[   ]     $125 per Exchange Act Rule0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[   ]     $500 per each party to the controversy pursuant to Exchange Act
          Rule 14a-6(i)(3).
[   ]     Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11

          (1)  Title of each class of securities to which transaction applies:
               N/A
          (2)  Aggregate number of securities to which transaction applies:  N/A
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: N/A
          (4)  Proposed maximum aggregate value of transaction:              N/A
          (5)  Total fee paid:                                               N/A

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:                                       N/A
          (2)  Form, Schedule or Registration Statement No.:                 N/A
          (3)  Filing Party:                                                 N/A
          (4)  Date Filed:                                                   N/A

                                     PROXY

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                            AW COMPUTER SYSTEMS, INC.

The undersigned hereby appoints Charles Welch and Charles J. McMullin proxies of the undersigned in his name, place and stead, each with full power to appoint his substitute, and authorizes each of them to represent and to vote, as specified below, all of the shares of the undersigned held of record by the undersigned on October 24, 1997, at the Annual Meeting of Shareholders of AW Computer Systems, Inc. (the "Company") on December 12, 1997 and at all adjournments thereof, on the matters set forth below AND TO VOTE IN THEIR DISCRETION FOR THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

1.   ELECTION OF DIRECTORS:

     [   ] FOR all nominees listed below   [   ] WITHHOLD AUTHORITY to vote for
           (except as marked to the              all nominees listed below.
            contrary below).

     Charles J. McMullin                                Frank A. Cappiello
       Charles Welch            Patricia Sunseri           Vincent Vidas

INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name in the following space:

2. To consider and vote on a proposal to approve the Company's 1997 Stock Option and Stock Grant Plan.

     [   ]  FOR                                [   ]  AGAINST

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES FOR DIRECTORS LISTED ABOVE AND FOR THE FOR THE APPROVAL OF THE 1997 STOCK OPTION AND STOCK GRANT PLAN.



                                                  ______________________________
                                                                       Signature


                                                  ______________________________
                                                                       Signature

Your signature should appear exactly as your name appears in the space at the left. For joint accounts, any co-owner may sign. When signing in a fiduciary or representative capacity, please give your full title as such. If a corporation or partnership, sign in full corporate or partnership name by authorized officer or partner.
                                                 __________________________,1997
                                                                            Date

                   PLEASE SIGN, DATE AND RETURN THIS PROXY IN
                       THE ENCLOSED POSTAGE PAID ENVELOPE

                            AW COMPUTER SYSTEMS, INC.
                             9000A Commerce Parkway
                             Mount Laurel, NJ 08054



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 12, 1997



Dear Shareholder:

     The 1997 Annual Meeting of Shareholders of AW Computer Systems, Inc. (the "Company") will be held on Friday, December 12, 1997, at the Marriott Courtyard, 1000 Century Parkway, Mount Laurel, NJ 08054 at 10:30 a.m. for the following purposes:

     (1)  To elect five directors;
     (2) to consider and vote on a proposal to approve the Company's 1997 Stock Option and Stock Grant Plan; and
     (3) To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on October 24, 1997 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof.
                                                                      Sincerely,



                                                                P. Michael Lutze
                                                                       Secretary

Dated:   Mount Laurel, NJ
         November 10, 1997


                                    IMPORTANT
                                    ---------
                PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE
            ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED
                TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE
                                 ANNUAL MEETING.

                            AW COMPUTER SYSTEMS, INC.
                             9000A Commerce Parkway
                         Mount Laurel, New Jersey 08054

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of AW Computer Systems, Inc. (the "Company") for use at the Annual Meeting of the Company's Shareholders to be held at 10:30 a.m. on December 12, 1997, at the Marriott Courtyard, 1000 Century Parkway, Mount Laurel, NJ 08054, and at any adjournment or adjournments of said Annual Meeting. Proxies are revocable at any time before they are voted by delivering written notice of revocation to the Secretary of the Company prior to or at the Annual Meeting, by filing a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. Unless so revoked, the shares represented by proxies will be voted at the Annual Meeting.

This Proxy Statement and related form of proxy is being mailed to Shareholders on or about November 10, 1997. Only holders of record of the Company's Class A Common Shares, $.01 par value per share (the "Class A Common Shares"), at the close of business on October 24, 1997, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof.

The cost of soliciting proxies will be borne by the Company. Solicitation may be made by mail, personal interview, telephone and telegraph by officers and regular employees of the Company who will receive no additional compensation therefor. The Company will reimburse banks, brokers and other nominees for their reasonable expenses in forwarding proxy materials to the beneficial owners for whom they hold shares.

On October 24, 1997, there were 6,670,567 Class A Common Shares issued and outstanding, the only class of securities of the Company entitled to vote. Each Class A Common Share is entitled to one vote for each director to be elected and one vote for each other matter to be considered. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the Class A Common Shares entitled to vote is necessary to constitute a quorum. Votes withheld from nominees for director and abstentions on proposals will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming the presence of a quorum, a vote of a majority of the Class A Common Shares present and voting, in person or by proxy, at the Annual Meeting is required to pass upon each of the matters presented. Votes withheld from nominees for directors and abstentions on proposals have the same effect as votes against them. Broker non-votes have no effect on the outcome of the election of directors or other proposals. "Broker nonvotes" are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth the beneficial ownership of the Company's Class A Common Shares by: (i) each director of the Company; (ii) each officer named in the Summary Compensation Table elsewhere herein; (iii) to the Company's knowledge, each person owning more than 5% of the Company's Class A Common Shares; and (iv) the executive officers and directors of the Company as a group. Unless otherwise noted, each person listed below is the record owner of, and has sole voting and investment power over, the Class A Common Shares which such person beneficially owns. For purposes of this table, a person or group of persons is deemed to be the beneficial owner of any shares that such person has the right to acquire within sixty days.

                                    Number of Class A        Percent of Class A
    Name and Address of               Common Shares             Common Shares
     Beneficial Owner               Beneficially Owned       Beneficially Owned


Charles J. McMullin
c/o AW Computer Systems, Inc.      737,000(1)                    10.1%
9000A Commerce Parkway
Mount Laurel, NJ  08054

Charles Welch
1904 Woodhollow Drive              802,360(2)                    11.8%
Marlton, NJ  08053

Charles F. Trapp
c/o AW Computer Systems, Inc.      711,200(3)                     9.7%
9000A Commerce Parkway
Mount Laurel, NJ  08054

P. Michael Lutze
117 Lamplighter Court               84,500(4)                     1.3%
Marlton, NJ 08053

Frank A. Cappiello
Greenspring Station, Suite 250     234,900(5)                     3.5%
10751 Falls Road
Lutherville, MD  21093

Patricia Sunseri
1030 Century Building              300,300(6)                     4.3%
130 Seventh Street
Pittsburgh, PA  15222

Vincent G. Vidas
730 Lippincott Avenue              472,574(7)                     6.9%
Moorestown, NJ 08057

Peter DeAngelis
c/o PDA Associates, Inc.           585,400(8)                     8.2%
P.O. Box 284
Ironia, NJ  07845

                        Table Continued on Following Page

           Continued from Ownership of Shares Table on Previous Page

                                    Number of Class A        Percent of Class A
    Name and Address of               Common Shares             Common Shares
     Beneficial Owner               Beneficially Owned       Beneficially Owned


Nicholas Ambrus
c/o AW Computer Systems, Inc.        364,200(9)                        5.4%
9000A Commerce Parkway
Mount Laurel, NJ  08054

Mylan Laboratories, Inc.
1030 Century Building              1,250,000                          18.7%
130 Seventh Street
Pittsburgh, PA  15222

Winn-Dixie Stores, Inc.
5050 Edgewood Court                  669,796(10)                       9.7%
Jacksonville, FL  32205

All current executive
officers and directors
as a group (six persons)           3,351,834(1)(2)(3)(4)(5)(6)(7)     38.4%

Footnotes
---------
(1) Includes 601,000 shares which Mr. McMullin has the right to acquire within 60 days pursuant to options and warrants. 250,000 of the options were granted under the 1997 Stock Option and Stock Grant Plan, subject to shareholder approval of such plan.
(2) Includes 121,000 shares which Mr. Welch has the right to acquire within 60 days pursuant to options and warrants.
(3) Includes 651,000 shares which Mr. Trapp has the right to acquire within 60 days pursuant to options and warrants. 150,000 of the options were granted under the 1997 Stock Option and Stock Grant Plan, subject to shareholder approval of such plan.
(4) Includes 26,500 shares which Mr. Lutze has the right to acquire within 60 days pursuant to options.
(5) Includes 218,900 shares which Mr. Cappiello has the right to acquire within 60 days pursuant to options and warrants.
(6) Includes 275,300 shares which Ms. Sunseri has the right to acquire within 60 days pursuant to options and warrants.
(7) Includes 162,500 shares which Mr. Vidas has the right to acquire within 60 days pursuant to options and warrants.
(8) Includes 345,500 shares which Mr. DeAngelis has the right to acquire within 60 days pursuant to options and warrants. Also includes 50,500 shares and warrants to purchase 106,900 shares held by Margaret DeAngelis, spouse of Peter J. DeAngelis, as to which shares and warrants Peter DeAngelis disclaims beneficial ownership.
(9) Includes 76,000 shares which Mr. Ambrus has the right to acquire within 60 days pursuant to options and warrants, and 8,000 shares beneficially owned pursuant to a letter agreement with Mr. Lutze.
(10) Includes 236,773 shares which Winn-Dixie Stores, Inc. has the right to acquire within 60 days pursuant to warrants.

                                     ITEM 1

                              ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting to serve until the next annual meeting or until their respective successors shall have been elected and shall have qualified.

Nominees for Election as Directors
----------------------------------
The Board of Directors has nominated the persons named in the following table for election as directors at the Annual Meeting. If any of the persons named below is not available at the time of the Annual Meeting, the persons named in the proxies may vote the proxies for such other persons as they may choose unless the Board of Directors reduces the number of directors to be elected. The table on the following page contains certain information concerning the nominees, including their ages, current positions with the Company and principal occupations during the past five years.


                                           Current positions with the
                                              Company and principal
         Nominee              Age      occupations during past five years

 Charles J. McMullin(1)(3)    47   Chairman  of the  Board  of  Directors  since
                                   August 1996,  Chief  Operating  Officer since
                                   April 1995,  Executive  Vice  President  from
                                   April 1994 to April 1995, and Director of the
                                   Company since October 1994. Vice President of
                                   Somerset  Kensington  Capital  Co.,  Inc.,  a
                                   private  investment  firm, from December 1993
                                   to  May  1994.   Vice   Chairman   and  Chief
                                   Executive  Officer of VTX Electronics,  Inc.,
                                   an  electronics   assembly  and  distribution
                                   company, from October 1990 to December 1993.

Charles Welch(1)              58   Chief Executive  Officer and President of the
                                   Company since December 1994, President of the
                                   Company from May 1986 to December  1994,  and
                                   Director since 1973.  Founder of the Company.

Frank A. Cappiello(2)(3)      71   Director of the Company  since  August  1996.
                                   President of McCullough, Andrews & Cappiello,
                                   an investment  counseling firm since prior to
                                   1990.  Founder and  Principal  of  Closed-End
                                   Fund Advisors, Inc., an investment management
                                   firm.  Chairman of a group of no-load  mutual
                                   funds including the Cappiello-Rushmore Growth
                                   Fund, the  Cappiello-Rushmore  Utility Income
                                   Fund,  the   Cappiello-Rushmore   Engineering
                                   Growth Fund and the  Cappiello-Rushmore  Gold
                                   Funds since prior to 1990.

Patricia Sunseri(2)           58   Director of the Company  since  August  1996.
                                   Vice President of Mylan Laboratories, Inc., a
                                   NYSE-listed   pharmaceutical  company,  since
                                   prior    to   1990.    Director    of   Mylan
                                   Laboratories, Inc. since April 1997.

Vincent Vidas(1)              66   Director of the Company  since  August  1996.
                                   President  and  Chief  Executive  Officer  of
                                   SEMCOR,    INC.,   a   private   technologies
                                   engineering and management  consulting  firm,
                                   since prior to 1990.

(1)  Member of the Executive Committee of the Board of Directors.
(2)  Member of the Compensation Committee of the Board of Directors.
(3)  Member of the Audit Committee of the Board of Directors.

Board Meetings
--------------
The Board of Directors held ten meetings during 1996.

The Company's Board of Directors has appointed standing Compensation and Audit Committees. The Compensation Committee acted by unanimous consent twice during 1996. The standing Audit Committee held one meeting in 1996. The Company's Board of Directors expects to reconstitute a standing Audit Committee, Compensation Committee, and a Nominating Committee for 1997. Each director attended more than 75% of the aggregate of board and committee meetings on which he or she served.

The Compensation Committee periodically reviews the compensation paid to the executive officers of the Company and makes recommendations to the Board with respect thereto and is responsible for administering the Company's stock option plans. The members of the Compensation Committee consist of the two non-employee directors, Ms. Sunseri and Mr. Cappiello.

The Audit Committee meets with the Company's independent accountants to review and approve the scope and results of their professional services. It also reviews the procedures for evaluating the adequacy of the Company's accounting controls, considers the range of audit fees and makes recommendations to the Board regarding the engagement of the Company's independent accountants. The members of the Audit Committee consist of the non-employee director, Mr. Cappiello, and the Chairman of the Board, Mr. McMullin.

Compensation of Directors
-------------------------
During 1996, three non-employee directors, Ms. Sunseri, Mr. Cappiello, and Mr. Vidas, received 62,500 stock options each as compensation for their services as directors.

Related Transactions
--------------------
On June 2, 1997, the Company consummated the private placement of 2,500 shares of Series A 10% Redeemable Preferred Stock, together with related warrants to purchase 500,000 Class A Common Shares. The securities were sold to a limited number of qualified investors, including certain officers and directors of the Company, as listed in the table below. The price per unit was $100, or an aggregate consideration of $250,000. The proceeds of the private placement were used to finance on-going operations and the development of new products. The securities sold in this private transaction are not registered for public sale under the Securities Act of 1933 or any state securities law.

                                                         Number of
                                                         Preferred         Number of
  Officer/Director                   Title                 Shares           Warrants


Charles J. McMullin           Chairman of the Board         350              70,000
Charles F. Trapp              Vice President                750             150,000
Vincent Vidas                 Director                      500             100,000
Patricia Sunseri              Director                      200              40,000
Frank A. Cappiello            Director                      100              20,000

On June 27, 1997, the Company consummated the private placement of 3,822 shares of Series A 10% Redeemable Preferred Stock, together with related warrants to purchase 764,400 Class A Common Shares. The securities were sold to a limited number of qualified investors, including certain officers and directors of the Company, as listed in the table below. The investors acquired the units in exchange for a reduction from $593,000 to $95,000 of previously acquired outstanding indebtedness of the Issuer owed to its former commercial lender. Each unit had a purchase price of $100.

                                                 Number of
                                                 Preferred      Number of
 Officer/Director            Title                 Shares        Warrants

Charles F. Trapp         Vice President           1,456          291,200
Patricia Sunseri         Director                   364           72,800
Frank Cappiello          Director                   184           36,400

On September 20, 1996, the Company consummated the private placement of 1,678,023 Class A Common Shares to a limited number of qualified investors, including certain officers and directors of the Company, as listed in the table below. The price per share was $1.00, or an aggregate consideration of $1,678,023. The proceeds of the private placement have been used to finance on-going operations and the development of new products. The securities sold in this private transaction are not registered for public sale under the Securities Act of 1933 or any state securities law. The purchasers were granted certain registration rights commencing on or after September 1, 1997.

                                                                    Number of
                                                                     Class A
  Officer/Director                  Title                         Common Shares

Charles J. McMullin           Chairman of the Board                   40,000
Charles Welch                 CEO/President                           25,000
Charles F. Trapp              Vice President                          60,000
P. Michael Lutze              Vice President                          35,000
Patricia Sunseri              Director                                25,000
Frank A. Cappiello            Director                                25,000

                             EXECUTIVE COMPENSATION

Summary Compensation
--------------------
The following table sets forth a summary of the aggregate compensation earned for services rendered in all capacities to the Company during the years 1994 through 1996 by the Chief Executive Officer, and by each of the three other most highly compensated executive officers earning over $100,000 in 1996 (the "Named Officers").


                           SUMMARY COMPENSATION TABLE

                                                                       Long-Term Compensation(1)
                                                                   -------------------------------
                                                                          Awards          Payouts
                                                                   -------------------     -------
                                                          Other                                            All
                                                         Annual    Restricted   Number    Long-Term       Other
     Name and           Fiscal                           Compen-     Stock        of      Incentive      Compen-
 Principal Position      Year      Salary      Bonus    sation(2)    Awards     Options    Payouts      sation(3)

Charles J. McMullin      1996     $140,000(5)   ---      $ 7,073      ---       100,000      ---         $2,060
Chairman and Chief       1995     $140,000      ---      $ 7,750      ---        25,000      ---         $2,152
Operating Officer        1994     $ 93,333      ---      $ 5,167      ---        60,000      ---         $2,692

Charles Welch            1996     $168,150(6)   ---       $ 3,782     ---          ---       ---         $3,831
President and Chief      1995     $168,150      ---       $15,400     ---        10,000      ---         $3,105
Executive Officer        1994     $168,150      ---       $18,490     ---          ---       ---         $2,500

P. Michael Lutze         1996     $126,800(7)   ---       $ 3,759     ---          ---       ---           ---
Vice President           1995     $126,800      ---       $16,450     ---        12,500      ---           ---
                         1994     $126,800      ---       $12,302     ---          ---       ---           ---

Nicholas Ambrus4         1996     $ 98,394       ---       $32,650    ---          ---       ---           ---
Former Chairman          1995     $137,924       ---       $13,900    ---        10,000      ---           ---
                         1994     $ 98,176       ---       $15,890    ---          ---       ---           ---

(1) During three years, 1994 through 1996, no Named Officer received stock appreciation rights, restricted stock awards or Long-Term Incentive Plan payouts.
(2)  Other Annual Compensation includes the following:
     For Mr.  McMullin:  in 1996,  $7,073  automobile  benefit;  in 1995, $7,750 automobile benefit and in 1994, $5,167 automobile benefit.
     For Mr. Welch: in 1996, $3,782 automobile benefit; in 1995, $6,150 gain on exercise of options and $9,250 automobile benefit; and in 1994, $9,250 automobile benefit and $9,240 Company contribution to his 401(k) account.
     For Mr. Lutze: in 1996, $3,759 automobile benefit; in 1995, $8,200 gain on exercise of options and $8,250 automobile benefit; and in 1994, $8,250 automobile benefit and $4,052 Company contribution to his 401(k) account; and in 1993, $10,102 automobile benefit and $8,371 Company contribution to his 401(k) account.
(3) All Other Compensation is comprised of life insurance premiums paid on behalf of the respective individuals.
(4)  Mr. Ambrus resigned as Chairman in August 1996.
(5)  Includes $23,750 of deferred salary.
(6)  Includes $48,613 of deferred salary.
(7)  Includes $35,225 of deferred salary.


                           STOCK OPTION GRANTS IN 1996
                                    Percent of
                       Options     Total Options
     Name and          Granted       Granted To        Exercise    Expiration
Principal Position       (2)         Employees          Price         Date

Charles J. McMullin     100,000        21.5%            $1.00        9-20-01
Chairman and Chief
Operating Officer

Exercise of Stock  Options and Aggregate  Outstanding  Stock Options at December
31, 1996 The following table sets forth information concerning stock options which were exercised during 1996 by the Chief Executive Officer and the other Named Officers and the amounts of their respective unexercised options as of December 31, 1996.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END OPTIONS


                                                          Number of
                                                           Shares              Value of
                                                         Underlying          In-the-Money
                                                         Unexercised         Unexercised
                                                         Options at           Options at
                           Number of                      12/31/96             12/31/96
    Name and            Shares Acquired     Value       Exercisable/         Exercisable/
Principal Position        on Exercise     Realized     Unexercisable        Unexercisable


P. Michael Lutze              --             --          14,000/--              --/--
Senior Vice President

Charles J. McMullin           --             --         165,000/20,000          --/--
Chairman and Chief
Operating Officer

Charles Welch                 --             --          20,000/--              --/--
President and Chief
Executive Officer


Bonus Plans
-----------
The Board of Directors adopted a bonus plan for Mr. Welch under which a varying percentage of the Company's net profits in a particular year are paid as an annual bonus if certain profit objectives established by the Board of Directors for that year are achieved. Under the plan now in effect, Mr. Welch would receive 2.5% of the first $99,999 of the Company's annual pre-tax profit, 3.75% of the next $100,000 of the Company's annual pre-tax profit and 5% of the Company's annual pre-tax profit in excess of $199,999. No bonus was paid under this plan for 1996.

On April 25, 1994, the Company and Charles J. McMullin entered into an employment agreement that provides for a term of employment of three years at a salary of $140,000 and a cash bonus of 1.25% of the first $99,999 of the net income of the Company before charges for officers' bonuses and income taxes ("EBOBAT"), 1.875% of the next $100,000 of EBOBAT and 2.5% of EBOBAT in excess of $200,000. No bonus was paid under this plan for 1996.

Since the organization of the Company in 1973, it has been the policy of the Company to award an annual bonus to the Company's officers and employees. The amount of the bonus awarded to an officer or employee in a particular year is discretionary and has been dependent upon the officer's or employee's level of performance during the year, his length of service with the Company, and the Company's earnings during the year. No discretionary bonuses were paid in 1996. Under the Company's current discretionary bonus arrangement, Messrs. McMullin and Welch are not eligible for discretionary bonuses. The Company may award discretionary bonuses for 1997 and subsequent years.

Employment Agreements
---------------------
The Company has entered into an agreement with Mr. McMullin providing for his employment in an executive capacity from April 25, 1997 through April 24, 2000 at an annual minimum base salary of $140,000. If the employment of Mr. McMullin is terminated by the Company prior to the end of his employment term without cause, the Company will continue to pay Mr. McMullin his salary until the end of such term, his death, or his employment with another organization, at which time the Company shall be only obligated to pay Mr. McMullin the difference between his compensation from the new employer and his current compensation. During 1996, Mr. McMullin deferred receipt of $23,750 of salary.

The Company has entered into an agreement with Mr. Welch providing for his employment in an executive capacity from October 1, 1995 through September 30, 1998, at an annual minimum base salary of $168,150. The agreement requires that this minimum base salary be adjusted annually during the second and third years of the contract to reflect the average percentage salary increase awarded other senior and executive employees of the Company during the preceding twelve months. If the employment of Mr. Welch is terminated by the Company prior to the end of his employment term without cause, the Company will continue to pay Mr. Welch his salary until the end of such term, or the date on which he begins competing with, or begins working for an organization which competes with the Company. During 1996, Mr. Welch deferred receipt of $48,613 of salary.

The Company has entered into an agreement with Mr. Trapp providing for his employment in an executive capacity from September 18, 1996 through September 17, 1999 at an annual minimum base salary of $120,000. If the employment of Mr. Trapp is terminated by the Company prior to the end of his employment term without cause, the Company will continue to pay Mr. Trapp his salary until the end of such term, his death. During 1996, Mr. Trapp deferred receipt of $692 of salary.

The Company has entered into an agreement with Mr. Lutze providing for his employment in an executive capacity from February 15, 1996 through February 14, 1999 at an annual minimum base salary of $126,800. If the employment of Mr. Lutze is terminated by the Company prior to the end of his employment term without cause, the Company will continue to pay Mr. Lutze his salary until the end of such term, his death, or his employment with another organization, at which time the Company shall be only obligated to pay Mr. Lutze the difference between his compensation from the new employer and his current compensation. During 1996, Mr. Lutze deferred receipt of $35,255 of salary.

The Company has previously reported that on March 1, 1993, Mr. Ambrus entered into a Supplemental Employment and Retirement Agreement with the Company, providing for his phased withdrawal from active involvement in daily management activities. Effective December 31, 1993, Mr. Ambrus ceased to serve as Chief Executive Officer of the Company. Mr. Nicholas Ambrus retired as Chairman and as a member of the Board of Directors in August 1996. In July 1996, Mr. Ambrus entered into a seven year consulting agreement with the Company which provides for a monthly retainer of $4,675 and the use of a Company automobile through December 31, 1998. The agreement also provides that, effective August 1, 2003, and continuing until January 31, 2008, the Company will pay Mr. Ambrus a retirement benefit of $4,675 per month. In response to an inquiry concerning Mr. Ambrus' agreement as described herein, the Company is currently researching its factual basis. The Company and representatives of Mr. Ambrus have been in communication concerning this matter and, at this time, a final determination has not been made.

                                     ITEM II

                      ADOPTION OF THE 1997 STOCK OPTION AND
                                STOCK GRANT PLAN


Background
----------

     On October 6, 1997, the Board of Directors approved the Company's 1997 Stock Option and Stock Grant Plan (the "1997 Plan"), which provides for the granting of "incentive stock options" ("ISOs"), as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified stock options ("NQSOs"), and the awarding of stock grants to officers and employees of the Company.

     The purpose of the 1997 Plan is to assist the Company and any parent or subsidiary (as such terms are defined in the 1997 Plan, each of which is hereinafter referred to as a "Related Corporation") in attracting and retaining capable officers, other key employees and consultants and to provide an inducement to such personnel, through share ownership in the Company, to promote the best interests of the Company. The Compensation Committee has awarded 1,150,000 ISOs to key employees and officers subject to the approval of the 1997 Plan by the shareholders. The 1997 Plan is intended to supplement the 1992 Stock Option and Stock Grant Plan, as amended (the "1992 Plan"), the 1984 Stock Option and Stock Grant Plan (the "1984 Plan") and the 1980 Stock Option and Stock Grant Plan (the "1980 Plan"). Options covering a significant portion of the shares available under the 1992 Plan have been granted. No additional shares are available for option grants under the 1984 Plan and 1980 Plan.

     The affirmative vote of the holders of a majority of the outstanding Class A Common Shares present in person or by proxy at the Annual Meeting and entitled to vote will be required to approve the 1997 Plan for purposes of the exemption afforded by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and for purposes of Section 422 of the Code (relating to the Federal income tax treatment of ISOs described under the caption "Federal Income Tax Consequences - (a) Incentive Stock Options").

Description of the 1997 Plan
----------------------------

     The following is a summary of the terms of the 1997 Plan. Such summary is qualified in its entirety by reference to the 1997 Plan, a copy of which is attached as Exhibit A to this Proxy Statement.

Shares Subject to the 1997 Plan
-------------------------------

     Under the Plan, options to purchase and awards may be granted for up to an aggregate of 3,500,000 Class A Common Shares of the Company, subject to adjustments to reflect any stock splits, stock dividends, share combinations or similar changes in the capital of the Company. Shares issuable under the 1997 Plan may be authorized but unissued shares or re-acquired shares, and the Company may purchase shares for this purpose.

Administration
--------------

     The 1997 Plan will be administered by the Company's Compensation Committee (the "Compensation Committee") consisting of two non-employee directors appointed by the Company's Board of Directors. The Compensation Committee currently consists of Ms. Sunseri and Mr. Cappiello. The Compensation Committee members will have full authority, subject to the terms of the 1997 Plan, to select optionees and grantees, to determine the terms and conditions of options and awards and generally to administer the 1997 Plan. Employee directors are eligible to receive options or awards under the 1997 Plan.

Duration and Amendment of the 1997 Plan
---------------------------------------

     Except to the extent limited by the 1997 Plan and the Code, the Board of Directors of the Company will have the power, without the consent of the shareholders, to discontinue, amend or revise the terms of the 1997 Plan. The 1997 Plan will terminate at the close of business on October 5, 2007 unless earlier discontinued by the Board of Directors. No options or awards may be granted after such termination, but options outstanding at the time of termination will remain exercisable in accordance with their terms and awards outstanding at the time of termination will vest in accordance with their terms (in the case of ISOs, subject to limitations imposed by the Code).

Terms and Conditions - Non-Qualified Stock Options
--------------------------------------------------

     NQSOs may be granted for terms of not more than ten years at an exercise price per share determined by the Committee, which shall not be less than the par value ($.01 per share) of such optioned Class A Common Shares. NQSOs are exercisable in such installments as the Compensation Committee may determine, but such options, by their terms, are generally not exercisable earlier than six months from the date of grant. The Compensation Committee may accelerate the exercise date of NQSOs in the event of the termination of an optionee's employment (as defined in the 1997 Plan) or death, or in the event of certain corporate transactions (see "Adjustments upon Changes in Capitalization, Mergers and Other Events"). Any NQSO held by an optionee who dies while employed by the Company or a Related Corporation, or whose employment with the Company and all Related Corporations is terminated prior to the expiration date of such option will remain exercisable by the former employee, or his or her personal representative for a period of time following the employee's termination of employment or death as determined by the Compensation Committee. Upon exercise of NQSOs, the exercise price may be paid in cash, or, if the Compensation Committee shall so provide in the Option Agreement, either in whole or in part by the delivery of other Class A Common Shares held by the optionee (except unvested shares acquired under a stock grant), subject to limitations set forth in the 1997 Plan. NQSOs are not transferable and may be exercised solely by the optionee during his or her lifetime or after his or her death by the person or persons entitled thereto under his or her will or the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any NQSO contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

Terms and Conditions - Incentive Stock Options
----------------------------------------------

     ISOs are subject to the same terms and conditions under the 1997 Plan as are described above for NQSOs, except as hereinafter provided. ISOs may only be granted to full time employees of the Company. Further, ISOs are generally not exercisable earlier than three months from the date of grant, except in the event of an acceleration in the exercisability of an option, as described under "Terms and Conditions - Non-Qualified Stock Options" above. Such options have some additional terms and conditions required by the Code. Under the 1997 Plan:
(i) the exercise price per share of ISOs must be not less than the greater of the par value of the optioned Class A Common Shares and the fair market value of such shares on the date of grant of such option, except that in cases where ISOs are granted to a person who owns more than 10% of the voting stock of the Company or a Related Corporation, such exercise price must be not less than 110% of the fair market value of the optioned Shares on the date of the grant, and the term of such options cannot be more than five years; and (ii) the aggregate fair market value (determined at the time the option is granted) of the Class A Common Shares with respect to which ISOs are exercisable by any eligible person during any calendar year (under the 1997 Plan and any other ISO plan of the Company or a Related Corporation) may not exceed $100,000, subject to certain carryover provisions. There are also other requirements, such as specified holding periods for Class A Common Shares received upon exercise of such options and limitations on exercisability following termination of employment, which must be satisfied in order for an optionee to obtain ISO treatment under the Code.

Terms and Conditions - Stock Grants
-----------------------------------

     The 1997 Plan also authorizes the Compensation Committee to make outright grants of Class A Common Shares to persons eligible to participate in the 1997 Plan. Unlike options, stock grants do not have an exercise price, nor do they require the grantee to pay cash, or cash equivalent consideration for the Class A Common Shares covered by the grant. However, stock grants are subject to a vesting period or periods of between six months and five years from the date of grant established by the Compensation Committee. Class A Common Shares are issued to a grantee before such shares have vested under the grant, but may not be sold, pledged or otherwise transferred except in accordance with the 1997 Plan. Further, such shares must be deposited with the Company as escrow agent until the grantee becomes fully vested in such shares. The shares subject to the grant will vest if the grantee is still in the employ of the Company at the expiration of the vesting period applicable to such shares. If a grantee's employment with the Company is terminated prior to the expiration of the vesting period or periods with respect to his or her stock grant, otherwise than by reason of his or her death, disability, or retirement, the unvested portion of his or her stock grant will terminate, except that the Compensation Committee may permit vesting all or part of such unvested portion if it believes the circumstances warrant. If a grantee's employment is terminated by death, disability or an employee's retirement, the 1997 Plan provides for proportionate vesting of his or her stock grant, with the Compensation Committee having the discretion to vest all or a portion of the remainder.

Stock Option and Stock Grant Agreements
---------------------------------------

     The 1997 Plan also requires that optionees and grantees enter into stock option agreements and stock grant agreements with the Company which incorporate the terms of the options or grants and such other terms, conditions and restrictions, not inconsistent with the 1997 Plan and applicable law, as the Compensation Committee may determine.

Adjustments upon Changes in Capitalization, Mergers and Other Events
--------------------------------------------------------------------

     In the event of a merger, consolidation or other specified corporate transactions, options and stock grants will be assumed by the surviving or successor corporation, if any. However, the 1997 Plan also authorizes the Compensation Committee to terminate options. Moreover, the Compensation Committee may immediately vest any outstanding stock grant, or any portion thereof, regardless of the vesting period applicable to such shares. Further, the exercise date of any options to be so terminated may be accelerated by the Compensation Committee.

Federal Income Tax Consequences
-------------------------------

     The following discussion of the federal income tax consequences of the 1997 Plan is intended to be a summary of applicable federal law. State and local tax consequences may differ. Because the federal income tax rules governing options and stock grants are complex and subject to frequent change, optionees and grantees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise or stock grant.

          ISOs and NQSOs
          --------------

          ISOs and NQSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Code. NQSOs need not comply with such requirements.

          An optionee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following grant and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying the one and two year holding periods described above, the optionee will recognize ordinary income in the year of disposition. The amount of ordinary income will be the difference between the fair market value of the stock on the exercise date and the option price. The Company is not entitled to an income tax deduction on the grant of exercise of an ISO or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

          An optionee is not taxed on the grant of an NQSO if the option is not actively traded on an established market. On exercise, however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent dispositions of the shares is long term capital gain if the shares are held for at least eighteen months following exercise. The Company does not receive a deduction for this gain.

          Stock Grants
          ------------

          Stock grants made under the 1997 Plan have Federal income tax consequences similar to those which arise upon the exercise of an NQSO. Since the shares acquired under a stock grant are both nontransferable and subject to a substantial risk of forfeiture until the expiration of the applicable vesting period, absent an election by the grantee under Section 83(b) of the Code, the recognition of ordinary income by the Grantee and deduction by the Company are deferred until the Grantee becomes vested in such shares. The grantee will recognize income, if any, equal to the fair market value of the shares on the vesting date, which amount is subject to Federal income tax withholding. The Company will be entitled to a deduction, in the same amount, in accordance with the rules of Section 83 (and Section 162(m) to the extent applicable) of the Code and regulations thereunder. If a timely election under Section 83(b) of the Code is made by the grantee at the time of the stock grant, the grantee will recognize ordinary income in an amount equal to the fair market value of the shares on the grant date less the amount paid, if any. However, if the grantee subsequently forfeits such shares, the grantee will not be entitled to any loss deduction for the ordinary income previously recognized.

          The basis of the shares received upon vesting of a stock grant will be the amount recognized by the recipient as taxable income attributable to such stock grant plus the amount paid. The grantee's holding period for such shares generally begins on the day after the date of vesting. However, if the grantee made a timely election under Section 83(b) of the Code to be taxed on the fair market value of the shares as of the date of transfer, the holding period would begin on the date immediately following the transfer date. Subsequent dispositions of any such shares may, depending upon the sales price of the shares, also result in short or long-term capital gain or loss, assuming that the shares were held as capital assets under the Code rules which govern other stock dispositions. Any net capital gain (i.e., the excess of net long-term capital gain for the taxable year over short-term capital losses for such taxable year) will be taxed at preferential tax rates. Any net capital loss can only be used to offset up to $3,000 ($1,500 in the case of a married individual filing separately) of ordinary income.

Approval by Shareholders
------------------------

          The Board of Directors believes that the proposal to approve the 1997 Plan is in the best interests of the Company and its shareholders and unanimously recommends a vote FOR approval of the 1997 Plan.

                                  OTHER MATTERS

Independent Accountants
-----------------------
In the fiscal year ended December 31, 1996, Moore Stephens, P.C. served as the independent accountants for the Company and conducted the annual audit of the Company's financial statements. Representatives of Moore Stephens are expected to be present at the Annual Meeting of Shareholders.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------
Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Class A Common Shares of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of Forms 3, 4 and 5 furnished to the Company and written representations that no other reports were required during 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

Shareholders Proposals
----------------------
Shareholders proposals intended to be presented at the Company's 1998 Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8, promulgated under the Exchange Act must be received by the Company's offices in Mount Laurel, New Jersey by January 6, 1998 for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

Other Business
--------------
At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Annual Meeting is that hereinabove set forth. If any other matters are properly brought before the Annual Meeting, or any adjournments or adjournments thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.

                                   APPENDIX A








                            AW COMPUTER SYSTEMS, INC.
                              1997 STOCK OPTION AND
                                STOCK GRANT PLAN

                            AW COMPUTER SYSTEMS, INC.
                              1997 STOCK OPTION AND
                                STOCK GRANT PLAN

1.   Purpose

     This 1997 Stock Option and Stock Grant Plan (the "Plan") is intended to provide a means whereby AW Computer Systems, Inc. ("Company") may, through (i) the grant of incentive stock options and non-qualified stock options (collectively, "Options") to purchase Class A Common Shares, par value $.01 per share ("Shares"), of the Company to officers and other employees ("Key Employees"), and (ii) the grant of Shares ("Stock Grants") to Key Employees, attract and retain capable Key Employees and motivate such persons to exercise their best efforts on behalf of the Company and of any related corporation ("Related Corporation").

     For purposes of the Plan, a Related Corporation of the Company shall mean either a corporate subsidiary of the Company, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), or the corporate parent of the Company, as defined in Section 424(e) of the Code. Further, as used in the Plan, (a) the term "incentive stock option" ("ISO") shall mean an option which, at the time such option is granted under the Plan, qualifies as an ISO within the meaning of Section 422 of the Code and is designated as an ISO in the "Option Agreement" (as hereinafter defined) and (b) the term "non-qualified stock option" ("NQSO") shall mean an option which, at the time such option is granted, does not qualify as an ISO, and is designated as an NQSO in the Option Agreement.

2.   Administration

     The Plan shall be administered by the Company's Compensation Committee (the "Compensation Committee"), which shall consist of not less than two Non-Employee Directors (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) of the Company who shall be appointed by, and shall serve at the pleasure of, the Company's Board of Directors (the "Board"). Each member of the Compensation Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company. Except as otherwise permitted under Section 16(b) of the Exchange Act and the rules and regulations thereunder, no member of the Compensation Committee shall be eligible nor shall have been eligible at any time within one year prior to his or her appointment to the Compensation Committee, for selection as a person to whom Stock Grants may be awarded or to whom Options may be granted pursuant to the Plan or any other plan of the Company or of any of its affiliates, as such term is defined in the Exchange Act entitling participants therein to acquire stock, or stock options, of the Company or of any of its affiliates.

     The Compensation Committee shall have full authority, subject to the terms of the Plan, to select the Key Employees (as defined in Section 4 of the Plan) to be granted ISOs and/or NQSOs under the Plan and to be awarded Stock Grants on behalf of the Company, and to set the date of grant and the other terms of such Options and Stock Grants.

     The Compensation Committee shall also have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify, or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its stockholders and all employees, and upon their respective legal representatives, beneficiaries, successors, and assigns and upon all other persons claiming under or through any of them.

     No member of the Board or the Compensation Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or any Stock Grant made under it.

3.   Shares Available

     Options may be granted and/or Stock Grants made under the Plan covering up to a maximum of Three Million Five Hundred Thousand (3,500,000) of the Company's Shares, subject to adjustment as hereinafter provided. Shares issuable under the Plan may be authorized but unissued Shares or reacquired Shares, and the Company may purchase Shares required for this purpose, from time to time, if it deems such purchase to be advisable.

     If any Option granted under the Plan expires or otherwise terminates for any reason whatsoever (including, without limitation, the surrender thereof by the Key Employee) without having been exercised, the Shares subject to the unexercised portion of the Option shall continue to be available for the granting of Options under the Plan as fully as if the Shares had never been subject to an Option. If any Shares covered by a Stock Grant under the Plan fail to vest for any reason whatsoever, such unvested Shares shall continue to be available for the making of Stock Grants under the Plan as fully as if the Shares had never been subject to a Stock Grant.

4.   Eligibility for Grants of Options and Stock Grants

     Key Employees (including any directors who are also officers or are employees) of the Company and/or of a Related Corporation shall be eligible for discretionary grants of Options and Stock Grants by the Compensation Committee under the Plan. Options granted to Key Employees may be NQSOs or ISOs. More than one Option may be granted or Stock Grant made to a Key Employee under the Plan.

5.   Granting of Options to Key Employees

     From time to time, until the expiration or earlier suspension or discontinuance of the Plan, the Compensation Committee may, on behalf of the Company, grant to Key Employees under the Plan such Options as it determines are warranted; provided, however, that grants of ISOs and NQSOs shall be separate and not in tandem. In making any determination as to whether a Key Employee shall be granted an Option and as to the number of Shares to be covered by such Option, the Compensation Committee shall take into account the duties of the Key Employee, his or her present and potential contributions to the success of the Company or a Related Corporation, and such other factors as the Compensation Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Compensation Committee may provide in the Option Agreement that Options may be exercised only if certain conditions, as determined by the Compensation Committee, are fulfilled; provided, however, that in the case of ISOs, the imposition of any such condition or conditions is excluded from the definition of a "modification" under Section 424(h) of the Code. The Compensation Committee is specifically authorized under the Plan to grant NQSOs to Key Employees in replacement of existing NQSOs, which replacement NQSOs may have a lower exercise price than that of the NQSOs which they replaced.

6.   Annual Limit

     (a)  ISOs

          The aggregate fair market value (determined as of the time the ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under this Plan and any other ISO plan of the Company or a Related Corporation) shall not exceed $100,000, subject to certain carryover provisions set forth in the Code.

     (b)  NQSOs

          The annual limits set forth above for ISOs shall not apply to NQSOs.

7.   Terms and Conditions of Options

     The Option granted to Key Employees pursuant to the Plan shall expressly specify whether they are ISOs or NQSOs. In addition, the Options granted to Key Employees pursuant to the Plan shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan as the Compensation Committee shall deem desirable and, for ISOs granted under this Plan, the provisions of
Section 422(b) of the Code.

     (a)  Number of Shares

          A statement of the number of Shares to which the Option pertains.

     (b)  Price

          A statement of the Option price which, subject to paragraph (i) below, shall be determined and fixed by the Compensation Committee in its discretion but, in the case of an ISO, shall not be less than the higher of one hundred percent (100%) of the fair market value of the optioned Shares, or the par value thereof, on the date the ISO is granted and, in the case of an NQSO, shall not be less the par value thereof, on the date the NQSO is granted.

          The purchase price of each Share purchasable under an Option shall be determined by the Compensation Committee at the time of grant but shall not be less than 100% of the fair market value of such Share on the date the Option is granted in the case of an ISO and not less than the par value of such Share on the date the Option is granted in the case of a NQSO; provided, however, that with respect to an ISO, in the case of an Optionee who, at the time such Option is granted, owns (within the meaning of Section 424(d) of the Code more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary, then the purchase price per Share shall be at least 110% of the Fair Market Value (as defined below) per Share at the time of grant. The exercise price for each ISO shall be subject to adjustment as provided in Section 10 below. The Fair Market Value ("Fair Market Value") means the closing price of publicly traded Shares (if the Shares are regularly quoted on the NASDAQ Stock Market System), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Shares in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Compensation Committee in a manner consistent with the provisions of the Code.

     (c)  Term

          (1)  ISOs

               Subject to paragraph (i) below and to earlier termination as provided in paragraphs (e), (f), and (g) below and in Section 11, the term of each ISO shall be not more than ten years from the date of grant.

          (2)  NQSOs

               Subject to earlier  termination  as provided in  paragraphs  (e),
(f), and (g) below and in Section 11, the term of each NQSO shall be not more than ten years from the date of grant.

     (d)  Exercise

          Options shall be exercisable in such installments and on such dates, not less than six months from the date of grant as the Compensation Committee may specify, provided that (i) in the case of new Options granted to a Key
Employee in replacement for NQSOs only (whether granted under the Plan or otherwise) held by the Key Employee, the new Options may be made exercisable, if so determined by the Compensation Committee, in its discretion, at the earliest date the replaced options were exercisable, but not earlier than six months from the date of grant of the new Options and (ii) the Compensation Committee may accelerate the exercise date of any outstanding Options (including, without limitation, the six-month exercise date referred to in (i) above), in its discretion, if it deems such acceleration to be desirable. Any Shares subject to an Option, the right to the purchase of which has accrued, may be purchased at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of Shares to be purchased and accompanied by payment in full of the aggregate Option price for such Shares. Only full Shares shall be issued under the Plan.

          The Option price shall be payable (i) in cash, (ii) in the discretion of the Compensation Committee, in Shares previously acquired by the Key Employee, provided that if such Shares were acquired through exercise of an ISO, such Shares have been held by the Key Employee for a period of not less than the holding period described in Section 422 (a)(1) of the Code on the date of exercise, or if such Shares were acquired through exercise of an NQSO or of an option under a similar plan, such Shares have been held by the Key Employee for a period of more than one (1) year on the date of exercise, (iii) in the discretion of the Compensation Committee, in any combination of (i) and (ii) above, or (iv) in the discretion of the Compensation Committee, by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option, provided that the payment procedure specified in this clause (iv) shall not be available to Key Employees who are subject to Section 16(b) of the Exchange Act.

          In the event such Option price is paid, in whole or in part, with Shares, the portion of the Option price so paid shall be equal to the "fair market value" on the date of tender, as such "fair market value" is determined in paragraph (b), above, of the Shares so tendered in payment of such Option price.
                                     - 20 -

     (e)  Termination of Employment

          If a Key Employee's employment by the Company (and Related Corporations) is terminated by either party prior to the expiration date fixed for his or her Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of Shares with respect to which the Key Employee could have exercised it on the date of such termination, or to any greater extent permitted by the Compensation Committee, by the Key Employee any time prior to the earlier of (i) the expiration date specified in such Option, or (ii) an accelerated termination date determined by the Compensation Committee, in its discretion, except that, subject to Section 11 hereof, such accelerated termination date shall not be earlier than the date of the Key Employee's termination of employment and, in the case of ISOs, such termination date shall not be later than three months after such termination of employment.

     (f)  Exercise upon Disability of Key Employee

          If a Key Employee shall become disabled (within the meaning of Section 22(e)(3) of the Code) during his or her employment by, the Company and, prior to the expiration date fixed for his or her Option, his or her employment is terminated as a consequence of such disability, such Option may be exercised, to the extent of the number of Shares with respect to which the Key Employee could have exercised it on the date of such termination, or to any greater extent permitted by the Compensation Committee, by the Key Employee at any time prior to the earlier of (i) the expiration date specified in such Option, or (ii) an accelerated termination date determined by the Compensation Committee, in its discretion, except that, subject to Section 11, such accelerated termination date shall not be earlier than the date of the Key Employee's termination of employment by reason of disability and, in the case of ISOs, such date shall not be later than one year after such termination of employment. In the event of the Key Employee's legal disability, such Option may be so exercised by the Key Employee's legal representative.

     (g)  Exercise Upon Death of Key Employee

          If a Key Employee shall die during his or her employment with the Company and prior to the expiration date fixed for his or her Option, or if a Key Employee whose employment is terminated for any reason, shall die following his or her termination of employment but prior to the earliest of (i) the expiration date fixed for his or her Option or (ii) the expiration of the period determined under paragraphs (e) and (f) above, or (iii) in the case of an ISO, three months following termination of employment; such Option may be exercised, to the extent of the number of Shares with respect to which the Key Employee could have exercised it on the date of his or her death, or to any greater extent permitted by the Compensation Committee, by the Key Employee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Key Employee, at any time prior to the earlier of (i) the expiration date specified in such Option or (ii) an accelerated termination date determined by the Compensation Committee, in its discretion except that, subject to Section 11 hereof, such accelerated termination date shall not be earlier than one year, nor later than three years, after the date of death.

     (h)  Transferability

          The Option Agreement evidencing any ISOs granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, or any Sharesissued to him or her pursuant to his or her exercise of an ISO granted under the Plan with the two year period commencing on the day after the date of the grant of such ISO or within a one year period commencing on the day after the date of transfer of the Shares to him or her pursuant to the exercise of such ISO, he or she shall, within ten days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

      (i)  Ten Percent Stockholder

          If the Key Employee owns more than ten percent of the total combined voting power of all shares of stock of the Company or of a Related Corporation at the time an ISO is granted to him or her, the Option price for the ISO shall be not less than 110 percent of the Fair Market Value of the optioned Shares on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted. The conditions set forth in this paragraph (i) shall not apply to NQSOs.

     (j)  Withholding and Use of Shares to Satisfy Tax Obligations

          The obligation of the Company to deliver Shares upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements.

          If the exercise of any Option is subject to the withholding requirements of applicable federal tax laws, the Compensation Committee, in its discretion (and subject to such withholding rules ("Withholding Rules") as shall be adopted by the Compensation Committee), may permit the Key Employee to satisfy the federal withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) Shares, which Shares shall be valued, for this purpose, at their Fair Market Value on the date an amount is included in income by the Key Employee under Section 83 of the Code (the "Determination Date"). Such election must be made in compliance with and subject to the Withholding Rules, and the Compensation Committee may not withhold Shares in excess of the number necessary to satisfy the minimum federal income tax withholding requirements. In the event Shares acquired under the exercise of an ISO are used to satisfy such withholding requirement, such Shares must have been held by the Key Employee for a period of not less than the holding period described in Section 422(a)(l) of the Code on the Determination Date.

8.   Option Instruments - Other Provisions

     Options granted under the Plan shall be evidenced by written documents ("Option Agreements") in such form as the Compensation Committee shall, from time to time, approve, which Option Agreements shall contain such provisions, not inconsistent with the provisions of the Plan for NQSOs granted pursuant to the Plan, and such conditions, not inconsistent with Section 422(b) of the Code for ISOs granted pursuant to the Plan, as the Compensation Committee shall deem advisable, and which Option Agreements shall specify whether the Option is an ISO or NQSO. Each Key Employee shall enter into, and be bound by, such Option Agreements, as soon as practicable after the grant of an Option.

9.   Terms and Conditions of Stock Grants

     From time to time until the expiration or earlier termination of the Plan, the Compensation Committee may make such Stock Grants under the Plan to Key Employees ("Grantees") as it determines are warranted. Stock Grants shall be subject to the following terms and conditions:

     (a)  Vesting Period

          The Compensation Committee shall establish one or more vesting periods (each a "Vesting Period") with respect to the Shares covered by a Stock Grant. The length of such Vesting Period shall be within the discretion of the Compensation Committee, except that (subject to paragraph (b) below and Section 11 hereof) such period or periods in the aggregrate shall not be less than six months nor more than three years from the date of grant. Shares subject to the provisions of this Section 9 and the Stock Grant Agreement (as defined in paragraph (f) below) shall vest in the Grantee upon the expiration of the Vesting Period with respect to such Shares.

     (b)  Termination

          (i)  Death, Disability, or Retirement

               If prior to the expiration of the Vesting Period with respect to Shares subject to a Stock Grant ("Unvested Shares"), a Grantee's employment with the Company and all Related Corporations is terminated by reason of his or her death, or by reason of his or her disability or retirement, then in each such case there shall immediately be vested in the Grantee, or in his or her beneficiary or estate, that number of full Shares that bears the same ratio to all the Grantee's Unvested Shares having the same Vesting Period as the number of days which have elapsed from the date of the original Stock Grant of such Shares to the date of such termination of the Grantee's employment bears to the total number of days in the Vesting Period with respect to such Shares. An example of this operation of the preceding sentence is set forth in the Appendix to the Plan. The remainder of the Shares subject to the Stock Grant which are not vested pursuant to the preceding sentence shall immediately be returned to the Company, except that the Compensation Committee, if it determines that the circumstances warrant, may direct that all or a portion of such remaining Unvested Shares also be vested in the Grantee, subject to such further terms and conditions, if any, as the Compensation Committee may determine.

          (ii) Other Termination of Employment

               If a Grantee's employment is terminated for any reason other than his or her death, disability or retirement as aforesaid, the Unvested Shares shall immediately be returned to the Company, except that the Compensation Committee, if it determines that the circumstances warrant, may direct that all or a portion of the Grantee's Unvested Shares be vested in the Grantee, subject to such further terms and conditions, if any, as the Compensation Committee may determine.

     (c)  Delivery of Certificates

          Upon the issuance of a Stock Grant, the Company promptly shall issue certificates representing the Shares subject to the Stock Grant in the name of the Grantee. The Grantee shall, immediately upon receipt of the certificate for such Shares, deposit such certificate(s) together with a stock power or other instrument of transfer, appropriately endorsed in blank, with the Company, under a deposit agreement containing such terms and conditions as the Compensation Committee shall approve. After the Grantee becomes vested in the Shares subject to the Stock Grant, or as a result of death, disability, retirement, or other termination of employment, is divested of all or a portion of such Shares, the Company shall release the vested Shares to the Grantee or the Grantee's legal representative, as applicable.

     (d)  Transferability

          No Shares subject to a Stock Grant shall be assignable or transferable by a Grantee prior to the time at which such Shares become vested in such Grantee. Any purported transfer made by a Grantee in violation of the terms of this Plan and Stock Grant Agreement (as defined in paragraph (f) below) shall be null and void and the Company shall not recognize or give effect to such transfer on its books and records or recognize the person or persons to whom such purported transfer has been made as the legal or beneficial holder thereof. Nothing in this Plan shall preclude the transfer of Shares covered by a Stock Grant, on the death of the Grantee, to his or her legal representatives or his or her estate or preclude such representatives from transferring such Shares, or any of them, to the person or persons entitled thereto by will or the laws of descent and distribution; provided, however, that any Unvested Shares so transferred shall continue to be subject to the terms of the Plan and the Stock Grant Agreement.

     (e)  Rights as a Stockholder upon Capital Adjustments

          In the event that, as the result of a stock dividend, stock split, share combination, or similar change in the capitalization of the Company, the Grantee shall, as the owner of Shares subject to a Stock Grant hereunder, be entitled to new or additional or different shares of stock or securities pursuant to Section 10, the certificate or certificates for, or other evidences of, such new or additional or different shares or securities together with a stock power or other instrument of transfer appropriately endorsed, shall be deposited by the Grantee under the deposit agreement described in paragraph (c), and all provisions of the Plan and the Stock Grant Agreement relating to the Shares covered by the Stock Grant shall thereupon be applicable to such new or additional or different shares or securities to the extent applicable to the shares with respect to which they were distributed; provided, however, that if the Grantee shall receive rights, warrants or fractional interests in respect of any such Shares covered by a Stock Grant Agreement, such rights or warrants may be held, exercised, sold or otherwise disposed of by the Grantee (if and to the extent permitted by the applicable terms thereof) without regard to the terms of the Plan and the Stock Grant Agreement.

     (f)  Stock Grant Agreement

          Each Grantee shall enter into, and be bound by the terms of, a Stock Grant Agreement (the "Stock Grant Agreement") which shall set forth the terms of the Stock Grant and include or incorporate by reference the terms of the Plan and which shall contain such other terms, conditions and restrictions not inconsistent with the Plan as the Compensation Committee shall determine.

     (g)  Withholding

          The obligation of the Company to deliver Shares pursuant to a Stock Grant shall be subject to any applicable federal, state and local tax withholding requirements.

10.  Capital Adjustments

     The  number of Shares  which  may be  issued  under the Plan,  as stated in
Section 3, and the number of Shares issuable upon exercise of outstanding Options or vesting of outstanding Stock Grants under the Plan (as well as the Option price per Share under such outstanding Options), shall, in accordance with the provisions of Section 424(a) of the Code, be adjusted to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company. In the event any such change in capitalization cannot be reflected in a straight mathematical adjustment of the number of Shares issuable upon the exercise of outstanding Options (and a straight mathematical adjustment of the exercise price thereof) or covered by outstanding Stock Grants, the Compensation Committee shall make such adjustments as are appropriate to reflect most nearly such straight mathematical adjustment.

     In the  event of a  corporate  transaction  (as that term is  described  in
Section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Option and unvested Stock Grant shall be assumed by the surviving or successor corporation; provided, however, that, in the event of a proposed corporate transaction, the Compensation Committee may terminate all or a portion of the outstanding Options and unvested Stock Grants if it determines that such termination is in the best interests of the Company. If the Compensation Committee decides to terminate outstanding Options, the Compensation Committee shall give each Key Employee holding an Option to be terminated not less than sixty (60) days' notice prior to any such termination by reason of such a corporate transaction, and any such Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, as provided in Section 7(d), the Compensation Committee, it its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable or the vesting of any or all Stock Grants.

     The Compensation Committee also may, it its discretion, change the terms of any outstanding Option to reflect any such corporate transaction, provided that, in the case of ISOs, such change is excluded from the definition of a "modification" under Section 424(h) of the Code.

11.  Amendment or Discontinuance of the Plan

     The Board from time to time may suspend or discontinue the Plan or amend it in any respect whatsoever, except that, without the approval of the holders of at least a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting Common Stock is, either in person or by proxy, present and voting on the action: (a) the class of employees eligible to receive Options or Stock Grants shall not be changed; (b) the maximum number of Shares with respect to which Options or Shares may be granted under the Plan shall not be increased except as permitted under Section 10; and (c) the duration of the Plan under Section 17 shall not be extended; and further provided, that no such suspension, discontinuance, or amendment shall materially impair the rights of any holder of an outstanding Option or, unvested Stock Grant, without the consent of such holder.

12.  Rights

     Neither the adoption of the Plan nor any action of the Board or the Compensation Committee shall be deemed to give any individual any right to be granted an Option, or Shares under a Stock Grant, or any other right hereunder, unless and until the Compensation Committee shall have granted such individual an Option or Stock Grant, and then his or her rights shall be only such as are provided under the Plan or as are provided by the Option Agreement or Stock Grant Agreement, as the case may be.

     Any Option under the Plan shall not entitle the holder thereof to any rights as a stockholder of the Company prior to the exercise of such Option and the issuance of the Shares pursuant thereto. Further, notwithstanding any provisions of the Plan or the Option Agreement with a Key Employee, the Company shall have the right, in its discretion, to retire a Key Employee at any time pursuant to its retirement rules or otherwise to terminate his or her employment at any time for any reason whatsoever. Any Stock Grant under the Plan shall not entitle the holder thereof to any rights as a stockholder of the Company prior to the vesting of the Shares subject to the Stock Grant.

13.  Indemnification of Board and Compensation Committee

     Without limiting any other rights of indemnification which they may have from the Company and any Related Corporation, the members of the Board and the members of the Compensation Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Option granted or Stock Grants made thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Compensation Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Compensation Committee member undertakes to handle it on his or her own behalf.

14.  Listing and Registration of Shares

     Each Option or Stock Grant shall be subject to the requirement that, if at any time the Compensation Committee shall determine, in its discretion, that the listing, registration, or qualification of the Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of Shares thereunder, or Stock Grant, or that action by the Company or by the Key Employee should be taken in order to obtain an exemption from any such requirement, no such Option or Stock Grant may be granted or exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Compensation Committee. Without limiting the generality of the foregoing, each Key Employee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that Shares purchased upon exercise of an Option or Shares acquired upon the issuance of a Stock Grant, are being purchased for investment and not with a view to distribution, and certificates representing such Shares may be legended accordingly.

15.  Stockholder Approval

     This Plan shall become effective on October 6, 1997 (the date on which the Plan was approved by the Board); provided, however, that if the Plan is not approved by the holders of at least a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting common stock is, either in person or by proxy, present and entitled to vote on the Plan, within twelve (12) months before or after that date, the Plan and all Options and Stock Grants granted hereunder shall be null and void.

16.  No Obligation to Exercise Option

     The granting of an Option shall impose no obligation upon an Key Employee to exercise such Option.

17.  Termination of Plan

     Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on October 5, 2007, which date is within ten years after the date the Plan was adopted by the Board, and no Options shall be granted or Stock Grants made thereafter. Nothing contained in this Section 17, however, shall terminate or affect the continued existence of rights created under (i) Options issued hereunder and outstanding on October 5, 2007, which by their terms extend beyond such date and (ii) Stock Grants which by their terms vest beyond such date.

18.  Rule 16b-3 Compliance

     The Company intends that the Plan meet the requirements of Rule 16b-3 and that transactions of the type specified in subparagraphs (c) and (f) of Rule 16b-3 by officers of the Company (whether or not they are directors) pursuant to the Plan will be exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 18.

                                    APPENDIX

                          Accelerated Vesting Pursuant
                          to Section 10(b) of the Plan

     Example: If a Stock Grant of 30,000 Shares is made to a Grantee on February 10, 1998 to vest in three annual increments of 10,000 Shares each on February 10, 1999, 2000 and 2001, respectively, and if the Grantee, while still an employee of the Company, should die on August 10, 1999, the number of Shares vested would be 22,500, calculated as follows:

     1. The 10,000 share increment scheduled to vest on February 10, 1999, would already have vested in full.


     2. The 10,000 share increment scheduled to vest on February 10, 2000 would vest automatically as to 7,500 Shares (ie. out of the total Vesting Period of 730 days with respect to such Shares, 548 days would have elapsed; 548/730 =
 .75 X 10,000 Shares).

     3. The 10,000 share increment scheduled to vest on February 10, 2001 would vest automatically to 5,000 Shares (i.e. out of the total Vesting Period of 1,096 days with respect to such Shares 548 days would have elapsed; 548/1,096 = .5 x 10,000 Shares = 5,000 Shares).












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